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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported):  June 22, 2006

                        INTERVEST BANCSHARES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     000-23377                 13-3699013
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)


  One Rockefeller Plaza, Suite 400 New York, New York            10020-2002
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        (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's Telephone Number Including Area Code:  (212) 218-2800
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On June 22, 2006, the Board of Directors of Intervest Bancshares Corporation approved an increase in the base salary of Mr. Lowell S. Dansker, Vice Chairman, President and Treasurer, to $400,000 per annum, effective as of July 1, 2006. Of this amount, a total of $200,000 per annum will be paid by Intervest Mortgage Corporation, a wholly owned subsidiary of Intervest Bancshares Corporation, and a total of $200,000 per annum will be paid by Intervest National Bank, a wholly owned subsidiary of Intervest Bancshares Corporation.

     On June 22, 2006, the Board of Directors of Intervest Mortgage Corporation approved an increase in the base salary of Mr. Stephen A. Helman, Vice President and Secretary, to $230,000 per annum, effective as of July 1, 2006. The Board of Directors of Intervest Mortgage Corporation also approved an employment agreement between Intervest Mortgage Corporation and Mr. Helman. Mr. Helman's entire salary will be paid by Intervest Mortgage Corporation.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     Exhibit No.  Description

       10.1
                  Employment Agreement between Intervest Mortgage Corporation and Stephen A. Helman dated as of June 26, 2006, incorporated by reference to Intervest Mortgage Corporation's Form 8-K dated June 22, 2006 and filed on June 28, 2006 with the Securities and Exchange Commission, wherein such document is identified as Exhibit 10.1.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     INTERVEST BANCSHARES CORPORATION


Date:   June 28, 2006                By:  /s/ Jerome Dansker
                                          ---------------------------------
                                          JEROME DANSKER,
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                                          (Principal Executive Officer)



Date:   June 28, 2006                By:  /s/ Lowell S. Dansker
                                          ---------------------------------
                                          LOWELL S. DANSKER,
                                          VICE CHAIRMAN, PRESIDENT AND TREASURER
                                          (Principal Financial Officer)


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                                INDEX TO EXHIBITS

     Exhibit No.     Description
     -----------     -----------

     10.1 Employment Agreement between Intervest Mortgage Corporation and Stephen A. Helman dated as of June 26, 2006, incorporated by Reference to Intervest Mortgage Corporation's Form 8-K dated June 22, 2006 and filed on June 28, 2006 with the Securities and Exchange Commission, wherein such document is identified as
              Exhibit  10.1.